UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 1, 2020

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14201 Dallas Parkway
Dallas, Texas 75254
(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

The information in Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On September 1, 2020, Tenet Healthcare Corporation (the “Company”) issued a press release announcing the commencement of a private placement offering of $2.5 billion in aggregate principal amount of its senior notes due 2028. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Additionally, on September 1, 2020, the Company issued a press release announcing the pricing of $2.5 billion in aggregate principal amount of its 6.125% senior notes due 2028 (the “notes”). The closing of the sale of the notes is expected to occur on September 16, 2020, and is subject to customary closing conditions. A copy of the press release is being furnished as Exhibit 99.2 attached hereto and is incorporated herein by reference.

The Company intends to use the net proceeds from the sale of the notes, after payment of fees and expenses, to finance, together with cash on hand, the redemption of all of the Company’s outstanding 8.125% Senior Notes due 2022 (the “2022 Notes”).

The notes will be the Company’s unsecured obligations and will rank equally in right of payment with the Company’s existing and future senior unsecured obligations, will rank senior in right of payment to all of the Company’s existing and future unsecured subordinated obligations, will be effectively subordinated to all of the Company’s existing and future senior secured obligations to the extent of the value of the collateral securing the Company’s senior secured obligations and will be structurally subordinated to all obligations and liabilities of the Company’s subsidiaries to the extent of the value of the assets of such subsidiaries.

Item 8.01.	Other Events.

On September 1, 2020, the Company issued notices of redemption to the holders of all $2.556 billion aggregate principal amount outstanding of the 2022 Notes. The 2022 Notes will be redeemed on October 1, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on September 1, 2020, announcing the commencement of the offering of the notes.

99.2	Press Release issued by the Company on September 1, 2020, announcing the pricing of the notes.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Audrey Andrews
Name:	Audrey Andrews
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 1, 2020